UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2016
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ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
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Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On October 27, 2016, Altria Group, Inc. issued an earnings press release announcing its financial results for the quarter ended September 30, 2016. A copy of the earnings press release is attached as Exhibit 99.1 and is incorporated by reference in this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Altria Group, Inc. Earnings Press Release, dated October 27, 2016 (furnished under Item 2.02)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and
Senior Assistant General Counsel

DATE:    October 27, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Altria Group, Inc. Earnings Press Release, dated October 27, 2016 (furnished under Item 2.02)

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